EIGHTH AMENDMENT TO SECOND AMENDED AND
RESTATED PURCHASE AND SALE AGREEMENT

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of September 15, 2008, between ArvinMeritor Receivables Corporation, a Delaware corporation (the “Buyer”) and ArvinMeritor OE, LLC, a Delaware limited liability company (the "Withdrawing Originator"), Euclid Industries, LLC, a Delaware limited liability company, Meritor Heavy Vehicle Braking Systems (USA), Inc., a Delaware corporation, Meritor Heavy Vehicle Systems, LLC, a Delaware limited liability company, Meritor Transmission Corporation, a Delaware corporation, and ArvinMeritor Assembly LLC, a Delaware limited liability company (each of the foregoing other than the Buyer and the Withdrawing Originator, a “Continuing Originator” and collectively, the “Continuing Originators”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Second Amended and Restated Purchase and Sale Agreement dated as of September 19, 2005, between the Buyer, the Withdrawing Originator, and the Continuing Originators, as amended (the “Agreement”), is hereby further amended as follows, effective as of the date the Consent appended hereto is executed and released by SunTrust Robinson Humphrey, Inc. as Administrative Agent (the “Effective Date”):

1.     The Withdrawing Originator no longer shall be an “Originator” or a party to the Agreement; the Agreement shall be deemed to have terminated with respect to the purchase and sale of Receivables of the Withdrawing Originator; and the definition of "Originator" in Section 1.1 of the Agreement shall be amended to read as follows:

“Originator” means Euclid Industries, LLC, Meritor Heavy Vehicle Braking Systems (USA), Inc., Meritor Heavy Vehicle Systems, LLC, Meritor Transmission Corporation, and ArvinMeritor Assembly LLC.

2.     The term "Second Tier Agreement," as used in the Agreement, shall mean the Amended and Restated Loan Agreement, of even date, among the Buyer, as Borrower, ArvinMeritor, Inc., as Initial Collection Agent, the Lenders and Co-Agents from time to time party thereto, and SunTrust Robinson Humphrey, Inc. as Administrative Agent. Unless otherwise specified or defined in the Agreement, capitalized terms used in the Agreement, as amended by this Amendment, are used as defined in the Second Tier Agreement, as such Second Tier Agreement is amended or modified from time to time.

3.     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

4.     This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

                              ArvinMeritor Receivables Corporation,
                              as Buyer

                              By: /s/ Mary A. Lehmann
                              Name:   Mary A. Lehman
                              Title:     President and Treasurer

                              ArvinMeritor OE, LLC, as the Withdrawing Originator

                              By: /s/ Mary A. Lehmann
                              Name:   Mary A. Lehman
                              Title:     Vice President and Treasurer

                              ArvinMeritor Assembly LLC, as a Continuing Originator

                              By:      /s/ Mary A. Lehmann
                              Name:   Mary A. Lehman
                              Title:     Vice President and Treasurer

                              Euclid Industries, LLC, as a Continuing Originator

                               By: /s/ Mary A. Lehmann
                              Name:   Mary A. Lehman
                              Title:     Vice President and Treasurer

                              Meritor Heavy Vehicle Braking Systems (USA), Inc.,

                                           as a Continuing Originator

                              By: /s/ Mary A. Lehmann
                              Name:   Mary A. Lehman
                              Title:     Vice President and Treasurer

                              Meritor Heavy Vehicle Systems, LLC, as a Continuing Originator

                              By: /s/ Mary A. Lehmann
                              Name:   Mary A. Lehman
                              Title:     Vice President and Treasurer

                              Meritor Transmission Corporation, as a Continuing Originator

                              By: /s/ Mary A. Lehmann
                              Name:   Mary A. Lehman
                              Title:     Vice President and Treasurer

CONSENT

Reference is made to that certain Amended and Restated Loan Agreement dated as of September 15, 2008 among ArvinMeritor Receivables Corporation, ArvinMeritor Inc., the Lenders and Co-Agents from time to time party thereto, and SunTrust Robinson Humphrey, Inc. as Administrative Agent (the “Loan Agreement”); and all capitalized terms used in this Consent and not otherwise defined herein are used with the terms ascribed to them in such Loan Agreement. Pursuant to Section 15.2 of the Loan Agreement, the Co-Agents have determined that only the consent of the Administrative Agent is required in connection with the foregoing Eighth Amendment to Second Amended and Restated Purchase and Sale Agreement, and accordingly, by signing below, the Administrative Agent hereby consents to the execution, delivery, and performance thereof by Borrower and the Originators.

Dated: September 15, 2008

                                                       SUNTRUST ROBINSON HUMPHREY, INC.,
                                                                         as Administrative Agent

                                             By:   /s/ Kecia Howson

Name:  Kecia Howson

Title:    Director